SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 25, 2001

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2001 providing for the issuance of
2001-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2001-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-04              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2001-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On May 25, 2001 and June 25, 2001 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibits 99.1 and 99.2. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on May 25, 2001 as Exhibit 99.1.

                 Statement to Certificateholders on June 25, 2001 as Exhibit 99.2.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  July 17, 2001          By: /s/
                                        Karen Schluter
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         May 25, 2001

        99.2             Statement to Certificateholders
                         June 25, 2001

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  May 25, 2001


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               May 25, 2001
                                                  Revised

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                              ENDING
                    FACE         PRINCIPAL                                                           PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL          INTEREST        TOTAL               BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F       43,000,000.00      40,192,472.07    2,177,893.24       190,244.37    2,368,137.61              38,014,578.83
A2F       14,500,000.00      14,500,000.00            0.00        73,442.50       73,442.50              14,500,000.00
A3F       13,495,000.00      13,495,000.00            0.00        76,437.93       76,437.93              13,495,000.00
A1A      119,800,000.00     118,770,825.87    5,613,543.04       475,701.90    6,089,244.94             113,157,282.83
M1        11,093,000.00      11,093,000.00            0.00        67,223.58       67,223.58              11,093,000.00
M2         7,536,000.00       7,536,000.00            0.00        48,042.00       48,042.00               7,536,000.00
B1         6,241,000.00       6,241,000.00            0.00        47,223.57       47,223.57               6,241,000.00
B2         3,972,000.00       3,972,000.00            0.00        30,054.80       30,054.80               3,972,000.00
N         12,400,000.00      10,937,840.11      628,879.87       107,099.68      735,979.55              10,308,960.24
R                  0.00               0.00            0.00             0.00            0.00                       0.00
R5                 0.00               0.00            0.00             0.00            0.00                       0.00
R6                 0.00               0.00            0.00             0.00            0.00                       0.00
R7                 0.00               0.00            0.00             0.00            0.00                       0.00
TOTALS   232,037,000.00     226,738,138.05    8,420,316.15     1,115,470.33    9,535,786.48             218,317,821.90

X        221,568,472.13     218,015,982.66            0.00             0.00            0.00             210,224,546.38


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                    CURRENT
             BEGINNING                                                       ENIDNG                                PASS-THRU
CLASS        PRINCIPAL       PRINCIPAL      INTEREST        TOTAL           PRINCIPAL            CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F       934.70865279      50.64868000      4.42428767      55.07296767     884.05997279        A1F              5.680000 %
A2F     1,000.00000000       0.00000000      5.06500000       5.06500000   1,000.00000000        A2F              6.078000 %
A3F     1,000.00000000       0.00000000      5.66416673       5.66416673   1,000.00000000        A3F              6.797000 %
A1A       991.40923097      46.85762137      3.97080050      50.82842187     944.55160960        A1A              4.806250 %
M1      1,000.00000000       0.00000000      6.06000000       6.06000000   1,000.00000000         M1              7.272000 %
M2      1,000.00000000       0.00000000      6.37500000       6.37500000   1,000.00000000         M2              7.650000 %
B1      1,000.00000000       0.00000000      7.56666720       7.56666720   1,000.00000000         B1              9.080000 %
B2      1,000.00000000       0.00000000      7.56666667       7.56666667   1,000.00000000         B2              9.080000 %
N         882.08387984      50.71611855      8.63707097      59.35318952     831.36776129          N             11.750000 %
TOTALS    977.16371979      36.28867875      4.80729509      41.09597383     940.87504105

X         983.96662921       0.00000000      0.00000000       0.00000000     948.80171515          X              0.000000 %

-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------

                                      -6-

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   May 25, 2001
                                                     Revised


Sec. 4.06(iii) O/C Amount                                                           2,215,684.72
Sec. 4.06(iii) Targeted O/C Amount                                                  2,215,684.72
Sec. 4.06(iii) O/C Deficiency Amount                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                           0.00
Sec. 4.06(iii) Monthly Excess Interest                                                703,211,18
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                        703,211,18
Sec. 4.06(iii) Extra Principal Distribution Amount                                          0.00

Sec. 4.06(iv) Servicing Compensation                                                        0.00
Sec. 4.06(iv) Servicing Fee                                                            90,630.44
Sec. 4.06(iv) PMI Premium                                                              81,648.42
Sec. 4.06(iv) Special Servicing Fee Accrued                                            10,950.00
Sec. 4.06(iv) Special Servicing Fee Paid                                               10,950.00

Sec. 4.06(v)  Current Advances                                                              0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                              97,033,416.59
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                             113,191,129.79

Sec. 4.06(vii) Total Beginning Number of Loans                                          2,366.00
Sec. 4.06(vii) Group 1 Beginning Number of Loans                                        1,307.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                        1,059.00

Sec. 4.06(vii) Total Ending Number of Loans                                             2,285.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                     1,284.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                     1,001.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                               10.40%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                     10.02%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                     10.72%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                  268.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                  342.00

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance      Percentage
                 --------------------------------------------------------------------
                   1 Month           88              6,277,637.30         6.47 %
                   2 Month           36              3,150,388.81         3.25 %
                   3 Month           81              6,728,214.97         6.93 %
                   Total            205             16,156,241.08        16.65 %



                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month           46              4,990,499.16          4.41 %
                   2 Month           25              2,206,616.83          1.95 %
                   3 Month           39              3,908,187.74          3.45 %
                   Total            110             11,105,303.73          9.81 %



                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month         134             11,268,136.46           5.36 %
                    2 Month          61              5,357,005.64           2.55 %
                    3 Month         120             10,636,402.71           5.06 %
                    Total           315             27,261,544.81          12.97 %


                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               May 25, 2001
                                                 Revised


Sec. 4.03(viii)Loans in Foreclosures


                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                   0.00            0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0              68,701.29            0.06 %


                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0              68,701.29            0.03%



Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 43             3,463,421.85            3.57 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 20             1,647,021.70            1.46 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 63             5,110,443.55            2.43 %




Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               May 25, 2001
                                                 Revised


Sec. 4.06(x) REO Book Value
Sec. 4.06(x) REO Book Value Group 1                                                  0.00
Sec. 4.06(x) REO Book Value Group 2                                                  0.00

Sec. 4.06(x) Reperforming Loans                                                        46.00
Sec. 4.06(x) Reperforming Loans Balances                                        3,356,762.69

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                   2,063,519.64
Principal Prepayments Group 2                                                   5,550,248.66

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       43,718.37

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                                             0.00
Current Realized Losses Incurred in Group 2                                             0.00

Cummultive Realized Losses Incurrred in Group 1                                         0.00
Cummultive Realized Losses Incurrred in Group 2                                         0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                                     0.00
Class A1F Unpaid Interest Shortfall                                                     0.00
Class A2F Unpaid Interest Shortfall                                                     0.00
Class A3F Unpaid Interest Shortfall                                                     0.00
Class M1 Unpaid Interest Shortfall                                                      0.00
Class M2 Unpaid Interest Shortfall                                                      0.00
Class B1  Unpaid Interest Shortfall                                                     0.00
Class B2  Unpaid Interest Shortfall                                                     0.00
Class N Unpaid Interest Shortfall                                                       0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                             3,356,762.69

Sec. 4.06(xxi) Trustee Fee Paid                                                     1,816.80

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                         9,504,834.91
        Interest Remittance Amount                                              1,713,368.63
        Principal Remittance Amount                                             6,791,436.28

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00

                                  Exhibit 99.2

                         Statement to Certificateholders
                                  June 25, 2001

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                              ENDING
                    FACE         PRINCIPAL                                                           PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL          INTEREST        TOTAL               BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F       43,000,000.00     38,014,578.83      2,317,010.90      179,935.67       2,496,946.57           35,697,567.93
A2F       14,500,000.00     14,500,000.00              0.00       73,442.50          73,442.50           14,500,000.00
A3F       13,495,000.00     13,495,000.00              0.00       76,437.93          76,437.93           13,495,000.00
A1A      119,800,000.00    113,157,282.83      2,345,001.46      427,644.16       2,772,645.62          110,812,281.37
M1        11,093,000.00     11,093,000.00              0.00       67,223.58          67,223.58           11,093,000.00
M2         7,536,000.00      7,536,000.00              0.00       48,042.00          48,042.00            7,536,000.00
B1         6,241,000.00      6,241,000.00              0.00       47,223.57          47,223.57            6,241,000.00
B2         3,972,000.00      3,972,000.00              0.00       30,054.80          30,054.80            3,972,000.00
N         12,400,000.00     10,308,960.24        612,920.25      100,941.90         713,862.15            9,696,039.99
R                  0.00              0.00              0.00            0.00               0.00                    0.00
R5                 0.00              0.00              0.00            0.00               0.00                    0.00
R6                 0.00              0.00              0.00            0.00               0.00                    0.00
R7                 0.00              0.00              0.00            0.00               0.00                    0.00
TOTALS   232,037,000.00    218,317,821.90      5,274,932.61    1,050,946.11       6,325,878.72          213,042,889.29

X        221,568,472.13    210,224,546.38              0.00            0.00               0.00          205,562,534.02


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                    CURRENT
             BEGINNING                                                       ENIDNG                                PASS-THRU
CLASS        PRINCIPAL       PRINCIPAL      INTEREST        TOTAL           PRINCIPAL            CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F        884.05997279   53.88397442       4.18455047    58.06852488     830.17599837           A1F              5.680000 %
A2F      1,000.00000000    0.00000000       5.06500000     5.06500000   1,000.00000000           A2F              6.078000 %
A3F      1,000.00000000    0.00000000       5.66416673     5.66416673   1,000.00000000           A3F              6.797000 %
A1A        944.55160960   19.57430267       3.56965075    23.14395342     924.97730693           A1A              4.388750 %
M1       1,000.00000000    0.00000000       6.06000000     6.06000000   1,000.00000000            M1              7.272000 %
M2       1,000.00000000    0.00000000       6.37500000     6.37500000   1,000.00000000            M2              7.650000 %
B1       1,000.00000000    0.00000000       7.56666720     7.56666720   1,000.00000000            B1              9.080000 %
B2       1,000.00000000    0.00000000       7.56666667     7.56666667   1,000.00000000            B2              9.080000 %
N          831.36776129   49.42905242       8.14047581    57.56952823     781.93870887             N             11.750000 %
TOTALS     940.87504105   22.73315295       4.52921780    27.26237074     918.14188810

X          948.80171515    0.00000000       0.00000000     0.00000000     927.76075966             X              0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   June 25, 2001



Sec. 4.06(iii) O/C Amount                                                           2,215,684.72
Sec. 4.06(iii) Targeted O/C Amount                                                  2,215,684.72
Sec. 4.06(iii) O/C Deficiency Amount                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                           0.00
Sec. 4.06(iii) Monthly Excess Interest                                                701,861.24
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                        701,861.24
Sec. 4.06(iii) Extra Principal Distribution Amount                                          0.00

Sec. 4.06(iv) Servicing Compensation                                                        0.00
Sec. 4.06(iv) Servicing Fee                                                            87,643.93
Sec. 4.06(iv) PMI Premium                                                              78,596.68
Sec. 4.06(iv) Special Servicing Fee Accrued                                            22,500.00
Sec. 4.06(iv) Special Servicing Fee Paid                                               22,500.00

Sec. 4.06(v)  Current Advances                                                              0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                              94,716,405.69
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                             110,846,128.33

Sec. 4.06(vii) Total Beginning Number of Loans                                          2,285.00
Sec. 4.06(vii) Group 1 Beginning Number of Loans                                        1,284.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                        1,001.00

Sec. 4.06(vii) Total Ending Number of Loans                                             2,241.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                     1,256.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                       995.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                               10.38%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                     10.03%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                     10.67%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                  267.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                  341.00

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance      Percentage
                 --------------------------------------------------------------------
                   1 Month          75              5,775,510.58           6.10 %
                   2 Month          30              2,277,217.98           2.40 %
                   3 Month          94              7,865,180.86           8.30 %
                   Total           199             15,917,909.42          16.80 %



                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month          52              5,064,265.86           4.57 %
                   2 Month          23              2,270,378.07           2.05 %
                   3 Month          47              4,543,596.06           4.10 %
                   Total           122             11,878,239.99          10.72 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month        127             10,839,776.44            5.27 %
                    2 Month         53              4,547,596.05            2.21 %
                    3 Month        141             12,408,776.92            6.04 %
                    Total          321             27,796,149.41           13.52 %



                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                June 25, 2001



Sec. 4.03(viii)Loans in Foreclosures


                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   9                960,478.01                 1.01 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   4                358,388.85                 0.32 %


                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  13              1,318,866.86                 0.64 %




Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 43              3,542,848.42             3.74 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 21              1,703,002.22             1.54 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 64              5,245,850.64             2.55 %


Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2001



Sec. 4.06(x) REO Book Value
Sec. 4.06(x) REO Book Value Group 1                                                  0.00
Sec. 4.06(x) REO Book Value Group 2                                                  0.00

Sec. 4.06(x) Reperforming Loans                                                        49.00
Sec. 4.06(x) Reperforming Loan Balances                                         3,669,926.49

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                     2,202,395.84
Principal Prepayments Group 2                                                     2,281,788.02

Sec. 4.06(xii) Prepayment Penalties/Premiums                                         34,500.91

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                                             0.00
Current Realized Losses Incurred in Group 2                                             0.00

Cummultive Realized Losses Incurrred in Group 1                                         0.00
Cummultive Realized Losses Incurrred in Group 2                                         0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                                     0.00
Class A1F Unpaid Interest Shortfall                                                     0.00
Class A2F Unpaid Interest Shortfall                                                     0.00
Class A3F Unpaid Interest Shortfall                                                     0.00
Class M1 Unpaid Interest Shortfall                                                      0.00
Class M2 Unpaid Interest Shortfall                                                      0.00
Class B1  Unpaid Interest Shortfall                                                     0.00
Class B2  Unpaid Interest Shortfall                                                     0.00
Class N Unpaid Interest Shortfall                                                       0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                             3,669,926.49

Sec. 4.06(xxi) Trustee Fee Paid                                                     1,751.87

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                         6,315,629.68
        Interest Remittance Amount                                              1,653,617.32
        Principal Remittance Amount                                             4,662,012.36

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00

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